                                                                    EXHIBIT 10.2

         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of September 25, 2002 is among HORIZON HEALTH CORPORATION, a Delaware Corporation (the "Parent"), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Delaware Corporation (the "Borrower"), each of the banks or other lending institutions party hereto, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, who was the successor in interest by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), as the agent (the "Agent").

                                    RECITALS:

         A. The Parent, the Borrower, the Agent, and certain banks and other lending institutions have entered into that certain Second Amended and Restated Credit Agreement dated as of May 23, 2002 (as the same may hereafter be amended or otherwise modified, herein the "Agreement").

         B. The Parent entered into a Member Interests Purchase Agreement, dated as of June 13, 2002, with Lara Mac, Steve MacEachern, Obstetrical Nurses, Inc., and Vickie Lotz whereby Parent purchased all of the membership interests of ProCare One Nurses, LLC, a Delaware limited liability company ("ProCare"). ProCare entered into a Subsidiary Joinder Agreement, dated as of July 3, 2002, joining into the Subsidiary Security Agreement and the Guaranty as a debtor and guarantor, respectively, thereunder. The Parent entered into a Pledge Amendment, dated as of July 3, 2002, amending Schedule 1 to the Parent Pledge Agreement to add 100% of the membership interests of ProCare thereto.

         C. Geriatric Medical Care, Inc. was merged with and into the Borrower on August 31, 2002.

         D. Horizon Behavioral Services, Inc. ("HBS") desires to purchase all of the issued and outstanding capital stock of Health and Human Resource Center, Inc., d/b/a Integrated Insights, a California corporation ("Insights"), pursuant to a Stock Purchase Agreement to be entered into between HBS and Stephen Heidel, M.D. (the "Stock Purchase Agreement").

         E. In connection with the acquisition of Insights (the "Acquisition"), the Parent and the Borrower have requested that the Agent and the Banks amend certain provisions of the Agreement. Subject to satisfaction of the conditions set forth herein, the Agent and the Banks party hereto are willing to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE I.

                                   Definitions

         Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.



FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 1

                                  ARTICLE II.

                                   Amendments


         Section 2.1. Amendment to Section 1.1 - DEFINITIONS. Section 1.1 of the Agreement is amended as follows:

                  (a) to add each of the following definitions, in alphabetical order, thereto:

                           "Insights" means Health and Human Resource Center,
                  Inc., d/b/a Integrated Insights, a California corporation.

                           "ProCare" means ProCare One Nurses, LLC, a Delaware
                  limited liability company.

                           "Restricted Group Member" means Insignificant
                  Subsidiaries and Restricted Subsidiaries.

                           "Restricted Subsidiary" means HBS CA and Insights.

                  (b) to amend each of the following definitions in its entirety to read as follows:

                           "Chase" means JPMorgan Chase Bank in its individual
                  capacity and not as Agent, and its successors, formerly known as The Chase Manhattan Bank, who was the successor in interest by merger to Chase Bank of Texas, National Association, who was formerly known as Texas Commerce Bank National Association.

                           "Insignificant Subsidiary" means FPM.

                           "Obligated Party" means Parent, the Subsidiaries who
                  are parties to the Guaranty, the Subsidiary Security Agreement or a Subsidiary Pledge Agreement or any other Person (exclusive of Borrower) who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof. Not all Subsidiaries are Obligated Parties. AHG Partnership, HBS CA, FPM, and Insights are the only Subsidiaries of Parent that are not Obligated Parties. As of the Closing Date, the Subsidiaries who are Obligated Parties are listed on the Obligated Party Consent attached hereto.

                           "Subsidiary Pledge Agreements" means each of the
                  pledge and security agreements between a Subsidiary and the Agent for the benefit of itself and the Banks, in substantially the form of Exhibit "F" to the Original Credit Agreement, as the same may be amended or otherwise modified, and includes as of the Closing Date each of the following:

                           (a) the Borrower Pledge Agreement;

                           (b) the FPMBH Pledge Agreement;

                           (c) the Texas Pledge Agreement; and

                           (d) the OHCA Pledge Agreement.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

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         Section 2.2. Amendment to Section 2.7 - LETTERS OF CREDIT. Clause (b)
of Section 2.7 of the Agreement is amended by replacing the dollar amount "$3,000,000" with the dollar amount "Seven Million Dollars ($7,000,000)" in the last sentence of such clause (b).

         Section 2.3. Amendment to Section 8.8 - APPROVALS. The proviso set forth in Section 8.8 of the Agreement is amended in its entirety to read as follows:

                  provided, however, pursuant to the Knox Keene Health Care Service Plan Act of 1975 (a) HBS's pledge of Insights' stock will be restricted from sale or foreclosure by the Agent or any Lender without satisfaction of the California regulations requiring the approval of the applicable governmental agency to a change of control of a Knox-Keene license holder and (b) if HBS CA obtains a Knox-Keene License from the State of California pursuant to the Knox-Keene Health Care Service Plan Act of 1975 to operate prepaid health service plans in the State of California then HBS's pledge of HBS CA's stock will be restricted from sale or foreclosure by the Agent or any Lender without satisfaction of the California regulations requiring the approval of the applicable governmental agency to a change of control of a Knox-Keene license holder.

         Section 2.4. Amendment to Section 8.14 - SUBSIDIARIES. Section 8.14 of the Agreement is amended by replacing the words "Insignificant Subsidiaries" in the penultimate sentence with the words "Restricted Group Members".

         Section 2.5. Amendment to Section 9.1 - POSITIVE COVENANTS. Section 9.1 of the Agreement is amended by: (a) deleting the word "and" at the end of clause
(l); (b) amending clause (m) in its entirety to read as set forth in clause (m) below; and (c) adding a new clause (n) which shall read in its entirety as set forth in clause (n) below:

                  (m) Financial Statements for Restricted Subsidiaries. As soon as possible and in any event within five (5) Business Days after a Restricted Subsidiary submits financial statements or other documentation pursuant to the requirements of the Knox Keene Health Care Service Plan Act of 1975 or Title 10 of the California Code of Regulations, a copy of such financial statements and documentation; and

                  (n) General Information. Promptly, such other information concerning Parent or any Subsidiary as Agent or any Bank may from time to time reasonably request.

         Section 2.6. Amendment to Section 9.10 - FURTHER ASSURANCES AND COLLATERAL MATTERS. Section 9.10 of the Agreement is amended by: (a) replacing the words "an Insignificant Subsidiary" in clause (a), except for subsection
(a)(iv), with the words "a Restricted Group Member"; (b) deleting the words "other than an Insignificant Subsidiary" and the commas before and after such words set forth in subsection (a)(iv); (c) replacing the words "of the Insignificant Subsidiaries" in clause (b) with the words "or acquisition of a Restricted Group Member"; (d) replacing the dollar amount "Five Hundred Thousand Dollars ($500,000)" with the dollar amount "Two Hundred Fifty Thousand Dollars ($250,000)" in clause (d); and (e) adding a new clause (e) which shall read in its entirety as set forth in clause (e) below:

                  (e) Restricted Subsidiaries. If as of any date, the aggregate amount of income of any Restricted Subsidiary as calculated in clause
         (m) of the definition of

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

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         Consolidated Net Income set forth in Section 11.3 for the most recently completed four (4) Fiscal Quarter period as of the date of determination (the "Restricted Subsidiaries Cash Flow") exceeds ten percent (10%) of the Parent's consolidated EBITDA (as calculated in Section 11.3), then, within thirty (30) days after the date of determination, the Parent and Borrower shall either (i) cause each Restricted Subsidiary to execute and deliver such documentation as the Agent may request to cause such Restricted Subsidiary to evidence, perfect, or otherwise implement the guaranty of and provision of security for the Obligations contemplated by the Guaranty and the Subsidiary Security Agreement or (ii) provide Agent written notice that the amount by which the Restricted Subsidiaries Cash Flow exceeds 10%
         of the Parent's consolidated EBITDA (as calculated in Section 11.3) shall be excluded from the calculation of all consolidated financial covenants hereunder. If Parent and the Borrower elect to exclude such excess of the Restricted Subsidiaries Cash Flow from the calculation of all consolidated financial covenants, then without any further amendment or other modification to the Loan Documents, such excess of the Restricted Subsidiaries Cash Flow shall thereafter be so excluded. In calculating compliance with the financial covenants thereafter, the Parent will show the calculations utilized to exclude such excess of the Restricted Subsidiaries Cash Flow from such financial covenants.

         Section 2.7. Amendment to Section 10.1 - DEBT. Section 10.1 of the Agreement is amended by: (a) replacing the words "Insignificant Subsidiaries" in clause (b) with the words "Restricted Group Members"; (b) replacing the words "the Insignificant Subsidiaries" in clause (c) with the words "Restricted Group Members"; and (c) replacing the words "an Insignificant Subsidiary" in clause
(g) and clause (i) with the words "a Restricted Group Member".

         Section 2.8. Amendment to Section 10.3 - MERGERS, ETC. Section 10.3 of the Agreement is amended by: (a) replacing the words "an Insignificant Subsidiary" in clauses (a), (b) and (c) with the words "a Restricted Group Member"; (b) deleting the word "and" at the end of clause (b); (c) adding the word "and" at the end of clause (c); and (d) adding a new clause (d) which shall read in its entirety as set forth in clause (d) below:

         (d) if no Default exists or would result, any Restricted Subsidiary may merge into or consolidate with any other Restricted Subsidiary if the surviving Restricted Subsidiary assumes the obligations of the applicable Restricted Subsidiary under the Loan Documents, if any, is solvent as contemplated under Section 8.20 after giving effect to such merger or consolidation and fulfills the obligations set forth in
         Section 9.10; provided that upon the occurrence of any merger or consolidation permitted in this clause (d) the Parent's and the Subsidiaries option to make additional capital contributions, loans, and advances to and/or investments in or to purchase any stocks, bonds, or other equity securities in (i) the surviving Restricted Subsidiary as permitted pursuant to the proviso set forth in Section 10.5(l) shall without any amendment or other modification to the Loan Documents be limited to the amount set forth in the proviso of Section 10.5(l) for the surviving Restricted Subsidiary minus the amount of additional capital contributions, loans, and advances to and/or investments in or purchases of any stocks, bonds, or other equity securities which have already been made in the surviving Restricted Subsidiary prior to such merger or consolidation and (ii) the non-surviving Restricted Subsidiary as permitted pursuant to the proviso set forth in Section 10.5(l) shall without any amendment or other modification to the Loan Documents be terminated.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

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         Section 2.9. Amendment to Section 10.5 - INVESTMENTS. Section 10.5 of
the Agreement is amended by: (a) replacing the words "ProCare One Nurses, LLC" in subsections (a)(ii) and (a)(iii) with the word "ProCare"; (b) replacing the words "an Insignificant Subsidiary" in clauses (a) and (l) and subsection
(a)(vi) with the words "a Restricted Group Member"; (c) replacing the dollar amount "Five Hundred Thousand Dollars ($500,000)" with the dollar amount "Two Hundred Fifty Thousand Dollars ($250,000)" in clause (l); (d) replacing the words "Insignificant Subsidiaries" in clause (l) with the words "Restricted Group Members"; and (e) amending the proviso in clause (l) in its entirety to read as set forth below:

         provided, however, Parent and the Subsidiaries may, (i) make additional capital contributions, loans, and advances to and/or investments in or purchase any stocks, bonds, or other equity securities authorized to be issued under Section 10.6 of HBS CA if the aggregate amount thereof made during the period from the closing date under the Existing Credit Agreement through the Termination Date does not exceed the lesser of
         (A) One Million Five Hundred Thousand Dollars ($1,500,000) or (B) the minimum amount necessary for HBS CA to maintain compliance with the tangible net equity requirements of Fifty Thousand Dollars ($50,000) set forth in Section 1300.76 of Title 10 of the California Code of Regulations and (ii) in addition to the Purchase Price paid by HBS for its acquisition of Insights in accordance with the terms of Section 10.5, make additional capital contributions, loans, and advances to and/or investments in or purchase any stocks, bonds, or other equity securities authorized to be issued under Section 10.6 of Insights if the aggregate amount thereof made during the period from the closing date under the Existing Credit Agreement through the Termination Date does not exceed One Million Dollars ($1,000,000);

         Section 2.10. Amendment to Section 11.3 - FIXED CHARGE COVERAGE. The definition of "Consolidated Net Income" set forth in Section 11.3 of the Agreement is amended by: (a) replacing the words "but excluding" appearing after the third comma in such definition with the words "but excluding without duplication"; (b) renumbering clauses (m), (n), (o), (p), and (q) to be clauses
(n), (o), (p), (q) and (r), respectively; and (c) adding a new clause (m) which shall read in its entirety as set forth in clause (m) below:

                  (m) the income (or loss) of any Restricted Subsidiary; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Restricted Subsidiary when actually received in cash by the Parent in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by the Parent or any of its Subsidiaries in such Restricted Subsidiaries for the purpose of funding any deficit or loss of such Restricted Subsidiary;

         Section 2.11. Amendment to Section 11.4 - INDEBTEDNESS TO ADJUSTED EBITDA. Clause (c) of Section 11.4 of the Agreement is amended in its entirety to read as follows:

                  (c) on a pro forma basis, the pro forma EBITDA of each Prior Target or, as applicable, the EBITDA of a Prior Target attributable to the assets acquired from such Prior Target, for any portion of such Subject Period occurring prior to the date of the acquisition of such Prior Target or the related assets; provided that, (i) the EBITDA for a Prior Target will not be included unless it can be established in a manner satisfactory to Agent based on financial statements of the Prior Target prepared in accordance with GAAP without adjustment for expense or other charges that will be eliminated after the acquisition; and
         (ii) if such Prior Target has become a Restricted Subsidiary, then in

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

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         calculating its pro forma EBITDA, any income which could not be distributed to its parent as a result of restrictions arising under governing documents, agreement, applicable law or otherwise shall not be included.

         Section 2.12. Amendment to Exhibit C - COMPLIANCE CERTIFICATE. Exhibit C to the Agreement is amended in its entirety to read as set forth on Exhibit A attached hereto.

         Section 2.13. Amendment to Schedules 8.14 and 8.14A - LIST OF SUBSIDIARIES AND ORGANIZATIONAL CHART. Schedules 8.14 and 8.14A to the Agreement is amended in its entirety to read as set forth on Schedule 1 attached hereto.

         Section 2.14. Amendment to JPMorgan Chase Bank Description. Any reference in the Agreement, the Security Documents, or any other Loan Document to JPMorgan Chase Bank (as successor in interest by merger to The Chase Manhattan Bank, who was the successor in interest by merger to Chase Bank of Texas, National Association, who was formerly known as Texas Commerce Bank National Association) is hereby amended to be a reference to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank, who was the successor in interest by merger to Chase Bank of Texas, National Association, who was formerly known as Texas Commerce Bank National Association).

                                  ARTICLE III.

                              Conditions Precedent


         Section 3.1. Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                           (i) Amendment Fee. Payment of the amendment fee
required by Section 4.6 of this Amendment.

                           (ii) Additional Information. Such additional
documentation, approvals, opinions, and information as Agent or its legal counsel Jenkens & Gilchrist, a Professional Corporation, may request; and

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                  (c) No Default or Event of Default shall have occurred and be continuing; and

                  (d) All proceedings taken in connection with the transactions contemplated by this Amendment, the Stock Purchase Agreement, and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel Jenkens & Gilchrist, a Professional Corporation.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

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                                  ARTICLE IV.

                                  Miscellaneous

         Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

         Section 4.2. Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Banks as follows: (a) after giving effect to this Amendment and the Acquisition, no Default exists; (b) after giving effect to this Amendment and the Acquisition, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and (c) the execution, delivery, and performance of this Amendment and the consummation of the Acquisition have been duly authorized by all necessary action on the part of Parent, Borrower, and each Obligated Party and does not and will not (i) violate any provision of law applicable to the Borrower, the Parent, Insights, or any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of the Borrower, the Parent, Insights, or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon the Borrower, the Parent, Insights, or any Obligated Party, (ii) conflict with, result in a breach of or constitute (with due notice of lapse of time or both) a default under any material contractual obligation of the Borrower, the Parent, Insights, or any Obligated Party, (iii) result in or require the creation or imposition of any material lien upon any of the assets of the Borrower, the Parent, Insights, or any Obligated Party, or (iv) require any approval or consent of any Person under any material contractual obligation of the Borrower, the Parent, Insights, or any Obligated Party.

         IN ADDITION, TO INDUCE THE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER, THE PARENT, AND EACH OBLIGATED PARTY (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

                  (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

                  (b) RELEASE. RELEASES AND DISCHARGES THE AGENT AND THE BANKS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY OBLIGATED PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 7

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         Section 4.3. Survival of Representations and Warranties. All
representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

         Section 4.4. Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 4.5. Expenses of Agent. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

         Section 4.6. Amendment Fee. The Borrower agrees to pay to each Bank, on the date hereof, an amendment fee in the amount of $10,000 each, in consideration for the Banks' agreement to enter into this Amendment.

         Section 4.7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 4.8. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 4.9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, each Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 4.10. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 4.11. Effect of Waiver. No consent or waiver, express or implied, by the Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 4.12. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.13. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 8

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         Executed as of the date first written above.

                                    PARENT AND BORROWER:

                                    HORIZON HEALTH CORPORATION
                                    HORIZON MENTAL HEALTH MANAGEMENT, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                         Authorized Officer for both Parent and
                                         Borrower


                                    AGENT AND BANKS:

                                    JPMORGAN CHASE BANK (formerly known as The
                                    Chase Manhattan Bank, who was successor-in-interest by merger to the Chase Bank of Texas, National Association who was formerly known as TEXAS COMMERCE BANK NATIONAL ASSOCIATION), individually as a Bank, as Agent, and as Issuing Bank


                                    By:
                                        --------------------------------------
                                        D. Scott Harvey, Senior Vice President


                                    BANK OF AMERICA, NATIONAL ASSOCIATION


                                    By:
                                       ---------------------------------------
                                       Daniel H. Penkar, Senior Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 9

                             OBLIGATED PARTY CONSENT

         Each Obligated Party (i) consents and agrees to this First Amendment to Second Amended and Restated Credit Agreement; (ii) agrees that the Guaranty, Subsidiary Security Agreement, and the Subsidiary Pledge Agreement to which it is a party shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of such Obligated Party enforceable against it in accordance with its terms; (iii) agrees that the "Obligations" as defined in the Agreement as amended hereby (including, without limitation, all obligations, indebtedness, and liabilities arising in connection with the Letters of Credit) are "Obligations" as defined in the Guaranty; and (iv) agrees that any reference to the "Borrower" in the Guaranty, Subsidiary Security Agreement or Subsidiary Pledge Agreement shall mean Horizon Mental Health Management, Inc. as the "Borrower" hereunder successor by assumption to the obligations of the Parent.


                               OBLIGATED PARTIES:

                               MENTAL HEALTH OUTCOMES, INC.
                               SPECIALTY REHAB MANAGEMENT, INC.
                               HHMC PARTNERS, INC.
                               HORIZON BEHAVIORAL SERVICES, INC.
                               FLORIDA PSYCHIATRIC ASSOCIATES, INC.
                               HORIZON BEHAVIORAL SERVICES OF FLORIDA, INC.
                               FPMBH OF TEXAS, INC.
                               HMHM OF TENNESSEE, INC.
                               OCCUPATIONAL HEALTH CONSULTANTS OF AMERICA, INC. EMPLOYEE ASSISTANCE SERVICES, INC.
                               HORIZON BEHAVIORAL SERVICES IPA, INC.
                               HORIZON BEHAVIORAL SERVICES OF NEW JERSEY, INC. HORIZON BEHAVIORAL SERVICES OF NEW YORK, INC. PROCARE ONE NURSES, LLC


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                                    Authorized Officer for each Obligated Party


FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 10

                                   EXHIBIT A
                                       TO
                           HORIZON HEALTH CORPORATION
        FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                             Compliance Certificate
























EXHIBIT A - Cover Page

                             COMPLIANCE CERTIFICATE
                                     for the
                     Fiscal Quarter ending ________ __, ____

To:  JPMorgan Chase Bank
     P.O. Box 660197
     Dallas, Texas 75266-0197
     Fax No.:  (972) 888-7837
     Telephone No.:  (972) 888-7802
     Attention: D. Scott Harvey
                Steve Lewis

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 9.1(c) of that certain Second Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of May 23, 2002, among the Horizon Health Corporation ("Parent"), Horizon Mental Health Management, Inc. ("Borrower"), the banks and lending institutions named therein (the "Banks") and JPMorgan Chase Bank, as agent for the Banks ("Agent"). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

         The undersigned, as an authorized financial officer of Parent, and not individually, does hereby certify to the Agents and the Banks that:

1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit A the nature thereof and the steps taken or proposed to remedy such Default.



2.      SECTION 9.1 - FINANCIAL STATEMENTS AND RECORDS

        (a)  Annual audited financial statements of Parent and the                            Yes     No   N/A
             Subsidiaries on or before ninety (90) days after the end
             of each Fiscal Year.

        (b)  Quarterly unaudited financial statements of Parent and the                       Yes     No   N/A
             Subsidiaries within forty-five (45) days after the end of
             each Fiscal Quarter

        (c)  Financial Projections of Parent and Subsidiaries within                          Yes     No   N/A
             forty-five (45) days after the beginning of each Fiscal
             Year.

3.       SECTION 9.10(d) - INSIGNIFICANT SUBSIDIARIES

         EBITDA for the Insignificant Subsidiaries for the most
         recently completed four Fiscal Quarter period not to exceed:          $250,000
         Actual EBITDA for the Insignificant Subsidiaries for the most recently completed four Fiscal Quarter period:
                                                                               $
                                                                                -------
                                                                                              Yes          No


Compliance Certificate - Page 1

4.      SECTION 9.10(e)  - RESTRICTED SUBSIDIARIES
         EBITDA for the Restricted Subsidiaries for the most
         recently completed four Fiscal Quarter period not to
         exceed 10% of line 12(f):                                             $
                                                                                ----------
         Actual EBITDA for the Restricted Subsidiaries for the
         most recently completed four Fiscal Quarter period:                   $              Yes          No
                                                                                ----------

5.      SECTION 10.1  - DEBT

        (a)  Purchase money not to exceed:                                     $   500,000
             Actual Outstanding:                                               $              Yes          No
                                                                                 ---------

        (b)  Guarantees of surety, appeal bonds, etc. not to
             exceed:                                                           $ 1,000,000
             Actual Outstanding:                                               $              Yes          No
                                                                                ----------

        (c)  Aggregate Debt of newly acquired or merged
             Subsidiaries not to exceed:                                       $ 1,000,000
             Actual Outstanding:                                               $              Yes          No
                                                                                ----------

        (d)  Other Debt not to exceed:                                         $   250,000
             Actual Outstanding:                                               $              Yes          No
                                                                                ----------

6.      SECTION 10.4 - RESTRICTIONS ON DIVIDENDS AND OTHER
        DISTRIBUTIONS
         The total aggregate amount of redemptions or
         repurchases exercised by employees and directors in
         connection with the exercise by such Person of stock
         options granted to such Person under Parent's benefit
         programs in any Fiscal Year shall not exceed:                         $ 1,000,000     Yes          No
         Actual Expended:                                                      $
                                                                                ----------

7.      SECTION 10.5 - INVESTMENTS

        (a)  Aggregate amount of loans to physicians employed by
             a Subsidiary not to exceed (calculated net of bad
             debt reserve):                                                    $   500,000
             Actual Outstanding:                                               $               Yes          No
                                                                                ----------

        (b)  Aggregate amount of investments in or
             contributions to wholly owned Subsidiaries not to
             exceed:                                                           $   250,000
             Actual Outstanding:                                               $               Yes          No
                                                                                ----------

        (c)  Gross aggregate amount of loans, advances, and
             investments in or contributions to Valley
             Rehabilitation Hospital, LLP not to exceed:                       $ 1,500,000

             Actual Aggregate Amount:                                          $               Yes          No
                                                                                ----------

        (d)  Aggregate amount of investments in HBS CA not
             to exceed the lesser of $1,500,000 or the minimum
             amount for compliance with minimum net worth
             requirements under Knox Keene Act:                                $
                                                                                ----------


Compliance Certificate - Page 2

             Actual Aggregate Amount:                                          $               Yes          No
                                                                                ----------
        (e)  Aggregate amount of investments in Insights in
             addition to the Purchase Price paid for Insights not
             to exceed:                                                        $ 1,000,000

             Actual Aggregate Amount:                                          $               Yes          No
                                                                                ----------

8.      SECTION 10.8 - ASSET DISPOSITIONS

        (a)  Aggregate book value of assets disposed during any
             12-month period not to exceed:                                    $   500,000

        (b)  Total book value of asset dispositions for 12-month
             period most recently ending:                                      $               Yes          No
                                                                                ----------

9.       SECTION 10.11 - PREPAYMENT OF DEBT

        (a)  Aggregate amount of Debt, other than the Obligations, prepaid or optionally redeemed during period from the
             Closing Date to the Termination Date not to exceed:               $  300,000

        (b)  Total amount of Debt, other than the Obligations,
             prepaid or optionally redeemed:                                   $               Yes          No
                                                                                ----------
10.     SECTION 11.1 - CONSOLIDATED NET WORTH

        (a)  Base Consolidated Net Worth                                       $

        (b)  The lesser of (i) $500,000 or (ii) aggregate amount of            $
             non-cash losses attributable to  impairment of goodwill            ----------
             and incurred and reported on Parent's 8/31/02 financial
             statement for such fiscal year which have resulted from
             Parent's compliance with statement number 142 of FASB

        (c)  Cumulative positive Net Income since 2/28/02
             Fiscal Quarter end                                                $
                                                                                ----------
        (d)  50% of 9(c)                                                       $
                                                                                ----------
        (e)  Aggregate amount of net cash proceeds or other
             Capital Contribution to Parent since 2/28/02                      $
                                                                                ----------

        (f)  Required Consolidated Net Worth:                                  $
             9(a) minus 9(b) plus 9(d) plus 9(e)                               ----------

        (g)  Actual Consolidated Net Worth                                     $               Yes          No
                                                                                ----------

11.     SECTION 11.2 - INDEBTEDNESS TO CAPITALIZATION

        (a)  Debt for borrowed money                                           $
                                                                                ----------

        (b)  Debt evidenced by bonds, notes, etc.                              $
                                                                                ----------

        (c)  Capital Lease Obligations                                         $
                                                                                ----------

        (f)  Reimbursement obligations for letters of credit                   $
                                                                                ----------

        (e)  North Central Development Company debt                            $
                                                                                ----------

        (f)  Sum of 10(a) through 10(e)                                        $
                                                                                ----------

        (g)  Actual Consolidated Net Worth                                     $
                                                                               ----------


Compliance Certificate - Page 3

             (from Section 11.1)
        (h)  10(f) plus 10(g)                                                  $
                                                                                ----------

        (j)  10(f) : 10(h) =                                                         :1.00
                                                                                -----

        (k)  Maximum Indebtedness to Capitalization                              0.50:1.00     Yes          No



12.     SECTION 11.3 - FIXED CHARGE COVERAGE

        (a)  Parent and the Subsidiaries' Consolidated Net Income for
             last four Fiscal Quarters (from Schedule 1)                       $
                                                                                ----------

        (b)  Plus provisions for tax                                           $
                                                                                ----------

        (c)  less benefit from tax                                             $
                                                                                ----------

        (d)  Plus interest expense                                             $
                                                                                ----------
        (e)  Plus amortization and depreciation                                $
                                                                                ----------

        (f)  Parent and the Subsidiaries' EBITDA:                              $
             (11(a) plus 11(b) minus 11(c) plus 11(d) plus 11(e))
                                                                                ----------
        (g)  provisions for taxes                                              $
                                                                                ----------
        (h)  plus benefit from taxes                                           $
                                                                                ----------
        (i)  minus cash dividends and other distributions made on              $
             account of the Parent's capital stock
                                                                                ----------
        (j)  aggregate amount of non-cash losses which have not already        $
             been excluded in determining Consolidated Net Income and           ----------
             which are attributable to impairment of Parent's goodwill
             incurred and reported by Parent on its financial
             statements which have resulted from Parent's compliance
             with statement number 142 of FASB
        (k)  Cash Flow                                                         $
                                                                                ----------
        (11(f) plus 11(h) minus 11(g) minus 11(i) plus 11(j))

        (l)  Fixed Charges
             (i)   Cash interest expense for last four Fiscal Quarters        $
                                                                                ----------

             (ii)  as of each date of determination (A) prior to the
                   Revolving Termination Date, one-fifth of the
                   outstanding balance of Loans and (B) on and after the
                   Revolving Termination Date, current maturities of
                   long term debt reflected on Parent's consolidated
                   balance sheet, excluding 2/3 of the final principal
                   installment due on the Termination Date                     $
                                                                                ----------

             (iii) Aggregate amount of Capital Expenditures for last
                   four Fiscal Quarters                                       $
                                                                                ----------

             (iv)  Payments made pursuant to Capital Lease Obligations
                   for last four Fiscal Quarters                               $
                                                                                ----------

             (v)   Sum of 11(l)(i) through (iv)                               $
                                                                                ----------

        (m)  Actual Fixed Charge Coverage (11(k) : 11(l)(v))=                        :1.00
                                                                                -----

        (n)  Minimum Fixed Charge Coverage                                       1.20:1.00     Yes          No


Compliance Certificate - Page 4

13.     SECTION 11.4 - INDEBTEDNESS TO ADJUSTED EBITDA

        (a)  Indebtedness (from 10(f))                                         $
                                                                                ----------

        (b)  Actual EBITDA (from 11(f))                                        $
                                                                                ----------
        (c)  Goodwill Impairment (from 11(i))                                  $
                                                                                ----------
        (d)  Prior Period/Prior Target EBITDA; provided that, (i) the          $
             EBITDA for a Prior Target will not be included unless it           ----------
             can be established in a manner satisfactory to Agent based on financial statements of the Prior Target prepared in
             accordance with GAAP without adjustment for expense or
             other charges that will be eliminated after the
             acquisition;  and (ii) if such Prior Target has become a
             Restricted Subsidiary, then in calculating its pro forma
             EBITDA, any income which could not be distributed to its
             parent as a result of restrictions arising under governing documents, agreement, applicable law or otherwise shall
             not be included

        (e)  Adjusted EBITDA (12(b) plus 12(c) plus 12(d))                     $
                                                                                ----------

        (f)  12(a) : 12(e)                                                           :1.00
                                                                                -----

        (g)  Maximum Indebtedness to Adjusted EBITDA allowed by Credit
             Agreement                                                           2.25:1.00          Yes     No

14.     SECTION 11.5 - CURRENT RATIO

        (a)  Consolidated current assets from balance sheet of Parent          $
                                                                                ----------

        (b)  Consolidated current liabilities from balance sheet of
             Parent                                                            $
                                                                                ----------

        (c)  Outstanding Principal balance of the Loans to the extent
             included in 13(b)                                                 $
                                                                                ----------

        (d)  Total Current Liabilities (13(b) minus 13(c))                     $
                                                                                ----------

        (e)  Actual Ratio of Current Assets to Current Liabilities
             (13(a) : 13(d))                                                         :1.00

        (f)  Minimum Ratio of Current Assets to Current Liabilities              1.00:1.00          Yes     No


15.     SECTION 11.6 - MANAGED CARE CONTRACTS

        (a)  Gross revenue during the immediately preceding 12 month           $
             period from contracts providing exclusively for                    ----------
             managed care

        (b)  Gross revenue during the immediately preceding 12 month           $
             period from the managed care portions of contracts                 ----------
             providing for EAS and managed care

        (c)  Total Managed Care Gross Revenue (14(a) plus (14(b))              $
                                                                                ----------


        (d)  Total Gross Revenue during such 12 month period                   $
                                                                                ----------

        (e)  35% of 14(d)                                                      $
                                                                                ----------


        (f)  Maximum Permitted Gross Revenue from Managed Care Contracts        14(c) greater       Yes     No
                                                                                than 14(e)


Compliance Certificate - Page 5

16.      ATTACHED SCHEDULES

         Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

17.      FINANCIAL STATEMENTS

         The unaudited financial statements attached hereto were prepared in accordance with GAAP (excluding footnotes) and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

18.      CONFLICT

         In the event of any conflict between the definitions or covenants contained in the Credit Agreement and as they may be interpreted or abbreviated in the Compliance Certificate, the Credit Agreement shall control.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _______ day of _________________, ________.


                                              HORIZON HEALTH CORPORATION



                                              By:
                                                 ------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

Compliance Certificate - Page 6

                                   Schedule 1
                                       to
                             Compliance Certificate

                         Parent Consolidated Net Income
                 for period ______________ to _________________

1.      GAAP for Parent (the "Subject Person") excluding the following
        consolidated net income                                                          $
                                                                                          ----------

        (a)  extraordinary gains or losses or nonrecurring revenue
             or expenses                                                                  ----------

        (b)  gains on sale of securities
                                                                                          ----------
        (c)  losses on sale of securities
                                                                                          ----------

        (d)  any gains or losses in respect of the write-up of any asset at greater than original cost or write-down at less than original
             cost;                                                                        ----------

        (e)  any gains or losses realized upon the sale or other disposition of property, plant, equipment or intangible assets which is not sold or otherwise disposed of in the ordinary course of business;
                                                                                          ----------

        (f)  any gains or losses from the disposal of a discontinued business;
                                                                                          ----------

        (g)  any net gains or losses arising from the extinguishment of any debt;
                                                                                          ----------

        (h)  any restoration to income of any contingency reserve for long term asset or long term liabilities, except to the extent that provision for such reserve was made out of income accrued
             during such period;
                                                                                          ----------

        (i)  the cumulative effect of any change in an accounting principle on income of prior periods;
                                                                                          ----------

        (j)  any deferred credit representing the excess of equity in any acquired company or assets at the date of acquisition over the cost of the investment in such company or asset;
                                                                                          ----------

        (k)  the income from any sale of assets in which the book value of such assets prior to their sale had been the book value inherited;
                                                                                          ----------

        (l)  the income (or loss) of any Person (other than a subsidiary) in which the Subject Person or a subsidiary has an ownership
             interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Subject Person or such subsidiary in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the
             aggregate amount of all investments, regardless of the form thereof, made by the Subject Person or any of its subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;
                                                                                          ----------

        (m) the income (or loss) of any Restricted Subsidiary; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Restricted Subsidiary when actually received in cash by the Parent in the form of dividends or similar distributions and (ii) Consolidated Net
             Income shall be reduced by the aggregate amount of all


Schedule 1 to Compliance Certificate - Page 1

             investments, regardless of the form thereof, made by the
             Parent or any of its Subsidiaries in such Restricted
             Subsidiaries for the purpose of funding any deficit or loss of such Restricted Subsidiary;
                                                                                          ----------
        (n)  the income of any subsidiaries to the extent the payment of such income in the form of a distribution or repayment of any Debt to the Subject Person or a Subsidiary is not permitted,
             whether on account of any restriction in by-laws, articles of incorporation or similar governing document, any agreement or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary;
                                                                                          ----------

        (o)  any reduction in or addition to income tax expense resulting from an increase or decrease in a deferred income tax asset due to the anticipation of future income tax benefits;
                                                                                          ----------

        (p)  any reduction in or addition to income tax expense due to the change in a statutory tax rate resulting in an increase or decrease in a deferred income tax asset or in a deferred
             income tax liability;
                                                                                          ----------

        (q)  any gains or losses attributable to returned surplus assets of any pension-benefit plan or any pension credit attributable to the excess of (i) the return on pension-plan assets over (ii)
             the pension obligation's service cost and interest cost;
                                                                                          ----------

        (r)  the income or loss of any Person acquired by the Subject Person or a subsidiary for any period prior to the date of such
             acquisition; and
                                                                                          ----------

        (s)  the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by the Subject Person or a subsidiary prior to the date such Person became a subsidiary or was merged into or consolidated with the Subject Person or a subsidiary.
                                                                                          ----------
TOTAL:                                                                                   $
                                                                                          ==========


Schedule 1 to Compliance Certificate - Page 2

                                   SCHEDULE 1
                                       TO
                           HORIZON HEALTH CORPORATION
         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                              List of Subsidiaries









Schedule 1 - Cover Page

                                  SCHEDULE 8.14
                                       TO
                           HORIZON HEALTH CORPORATION
                      AMENDED AND RESTATED CREDIT AGREEMENT

                              List of Subsidiaries

                           I. FIRST TIER SUBSIDIARIES

                                                                                                   Equity      Equity Issued
       Subsidiary         Parent    % Ownership    Type         Jurisdiction     Type            Authorized    and Outstanding
       ----------         ------    -----------    ----         ------------     ----            ----------    ---------------
 1. Mental Health                                                              Common stock
    Outcomes, Inc.        Parent       100%      Corporation      Delaware     $.01 par value      10,000          1,000

 2. Specialty Rehab                                                            Common stock
    Management, Inc.      Parent       100%      Corporation      Delaware     $.01 par value      10,000          9,494

 3. Horizon Mental
    Health
    Management, Inc.                                                           Common stock
    ("Borrower")          Parent       100%      Corporation      Texas        $.01 par value       1,000          1,000

 4. Horizon
    Behavioral
    Services, Inc.                                                             Common stock
    ("HBS")               Parent       100%      Corporation      Delaware     $.01 par value       1,000          1,000

                                                 Limited
 5. ProCare One                                  liability                     Membership
    Nurses, LLC           Parent       100%      company          Delaware     Interest               N/A            N/A


                                                    SECOND TIER SUBSIDIARIES

 6. HHMC Partners,                                                             Common stock
    Inc. ("HHMC")         Borrower     100%      Corporation      Delaware     $.10 par value      10,000         1,000


Schedule 8.14 - List of Subsidiaries


                                                                                                   Equity      Equity Issued
       Subsidiary         Parent    % Ownership    Type         Jurisdiction     Type            Authorized    and Outstanding
       ----------         ------    -----------    ----         ------------     ----            ----------    ---------------

                                                    SECOND TIER SUBSIDIARIES

 7. HMHM of                                                                    Common stock       10,000
    Tennessee, Inc.       Borrower     100%      Corporation      Tennessee    $.01 par value    400,000:         1,000


 8. Florida Psychiatric                                                        Common stock      200,000
    Management, Inc.      HBS          100%      Corporation      Florida      $.10 par value    Class A
                                                                                                 Voting
                                                                                                 200,000
                                                                                                 CLASS B
                                                                                                 NON-VOTING      64,956 Class A

 9. FPMBH of Texas,                                                            Common stock
    Inc. ("Texas")        HBS          100%      Corporation      Delaware     $.01 par value       1,000         1,000

10. Florida Psychiatric                                                        Common stock
    Associates, Inc.      HBS          100%      Corporation      Florida      $1.00 par value      7,500           300

11. Horizon
    Behavioral
    Services of
    California, Inc.      HBS          100%      Corporation      California         N/A           10,000         1,000

12. Occupational
    Health Consultants
    of America,
    Inc. ("OHCA")         HBS          100%      Corporation      Tennessee    Common stock         1,000         1,000

13. Horizon
    Behavioral                                                                 Common stock
    Services IPA, Inc.    HBS          100%      Corporation      New York     $.01 par value         200           100

14. Horizon
    Behavioral
    Services of New                                                            Common stock
    Jersey, Inc.          HBS          100%      Corporation      New Jersey   $.01 par value      10,000         1,000


Schedule 8.14 - List of Subsidiaries


                                                                                                   Equity      Equity Issued
       Subsidiary         Parent    % Ownership    Type         Jurisdiction     Type            Authorized    and Outstanding
       ----------         ------    -----------    ----         ------------     ----            ----------    ---------------

                                                    SECOND TIER SUBSIDIARIES
15. Horizon
    Behavioral
    Services of New                                                            Common stock
    York, Inc.            HBS          100%      Corporation      New York     $.01 par value         200           100


                                                  II. THIRD TIER SUBSIDIARIES

16. FPM Behavioral
    Health Services,                             Non-Profit                    Membership
    Inc.                 Texas         100%      Corporation      Delaware     Interest               None        None

                                                 General                       General partner
17. AHG Partnership       HHMC          60%      Partnership      Texas        interest                N/A         N/A

18. Employee
    Assistance                                                                 Common
    Services, Inc.        OHCA         100%      Corporation      Kentucky     No par value           2,000        100


19. Resources EAP,                                                             Common
    Inc.                  OHCA         100%      Corporation      Florida      $10 par value        20,000          10

The organizational structure of Parent and the Subsidiaries can be graphically depicted as reflected on Schedule 8.14A.


Schedule 8.14 - List of Subsidiaries

                                 SCHEDULE 8.14A
                                       TO
                           HORIZON HEALTH CORPORATION
                      AMENDED AND RESTATED CREDIT AGREEMENT

                              Organizational Chart

                            As of September 25, 2002



                                    [CHART]




Schedule 8.14A - Organizational Chart - Solo Page